Exhibit 99.1
EXECUTION VERSION

FOURTH AMENDMENT dated as of March 17, 2017 (this “Amendment”), to the Credit Agreement dated as of March 27, 2012, as amended as of September 24, 2012 and further amended as of March 2, 2015 and July 30, 2015 (as heretofore amended, extended or otherwise modified, the “Credit Agreement”), among AETNA INC., a Pennsylvania corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent.
A.Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
B.The Borrower and the Lenders desire to make certain modifications to the Credit Agreement as provided herein.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. The Borrower and the Lenders party hereto agree that, immediately following the effectiveness of this Amendment on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a) Section 1.01 shall be amended by adding the following new definitions in the appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b) The definition of “Defaulting Lender” in Section 1.01 shall be deleted and replaced with the following:
“Defaulting Lender” means any Lender that: (a) has failed, within two Domestic Business Days of the date required to be funded or paid, (i) to fund any portion of any of its Loans, (ii) to fund any portion of its participation in any Letter of Credit or Swingline Loan or (iii) to pay to the Agent, any Issuing Bank or any other Lender any other amount required to be paid by such Lender hereunder; (b) has notified the Borrower, the Agent, any Issuing Bank or any other Lender in writing, or has made a public statement to the effect, that such Lender does not intend or expect to comply with (i) any one or more of its funding obligations under this Agreement or (ii) its funding obligations under any other syndicated credit agreement in which it commits to extend credit; (c) has failed, within three Domestic Business Days after request by the Borrower, the Agent, any Issuing Bank or any other Lender to provide a certification in writing from an authorized officer of such Lender that such Lender will comply with its obligations (and, as of the date of such certificate, is financially able to meet such obligations) to fund prospective Loans and participations in Letters of Credit and Swingline Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the receipt by such requesting Person and the Agent of such certification in form and substance reasonably satisfactory to the Borrower and the Agent; (d) has become, or is a Subsidiary of any parent company that has become, the subject of a Bankruptcy Event; or (e) has become the subject of a Bail-in Action.
(c) The definition of “Maturity Date” in Section 1.01 shall be amended by replacing the date therein with “March 27, 2021”.
(d) Section 2.02 shall be amended by deleting the phrase “10:30 A.M.” and replacing it with the phrase “12:00 Noon”.
(e) The first sentence of Section 2.06(b) shall be deleted and replaced with the following:
Not later than 12:00 Noon (New York City time) or 90 minutes after the Agent’s receipt of the Notice of Borrowing, whichever is later, on the date of each Borrowing, each Lender participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section 9.01.
(f) The final paragraph of Section 5.01 shall be deleted and replaced with the following:
Information required to be delivered pursuant to this Section shall be deemed to have been delivered on the date on which the Borrower provides notice to the Agent that such information has been posted on the Borrower’s website on the Internet at http://www.aetna.com or at http://www.sec.gov; provided that the Borrower shall deliver paper copies of the information referred to in this Section after the date delivery is required thereunder to any Lender which requests such delivery within 5 Business Days after such request.
(g) Section 7.10 shall be amended by inserting the following sentence at the end thereof:
From and as of March 17, 2017, references herein to the “Joint Lead Arrangers” named on the cover page of this Agreement shall, with respect to Merrill Lynch, Pierce, Fenner and Smith Incorporated, be construed to refer to Merrill Lynch, Pierce, Fenner and Smith Incorporated or, upon written notice to the Agent and the Borrower, any single other registered broker-dealer that is wholly-owned by Bank of America Corporation and to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred from and after March 17, 2017, as applicable.
(h) Section 8.06 shall be deleted and replaced with the following:
SECTION 8.06. Substitution of Lender. If (i) the obligation of any Lender to make Euro-Dollar Loans has been suspended pursuant to Section ý8.02, (ii) any Lender has demanded compensation under Section ý8.03 or ý8.04, (iii) any Lender shall be a Declining Lender pursuant to Section 2.08(d) or a Defaulting Lender or (iv) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination which, pursuant to the terms of Section 9.04 requires the consent of all of the Lenders or all of the Lenders directly affected and, in each case, with respect to which the Required Lenders shall have granted their consent, the Borrower shall have the right to seek a substitute financial institution or financial institutions (“Substitute Lenders”) (which may be one or more of the Lenders) to purchase the Loans or assume the Commitment of such Lender (the “Affected Lender”) under this Agreement and, if the Borrower locates a Substitute Lender, the Affected Lender shall, upon payment to it of the purchase price agreed between it and the Substitute Lender (or, failing such agreement, a purchase price in the amount of the outstanding principal amount of its Loans and accrued interest thereon to the date of payment) plus any amount (other than principal and interest) then due to it or accrued for its account hereunder, assign all its rights and obligations under this Agreement and all of its Notes to the Substitute Lender, and the Substitute Lender shall assume such rights and obligations, whereupon the Substitute Lender shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender. In connection with any such replacement, if any such Affected Lender does not execute and deliver to the Agent a duly executed Assignment and Assumption reflecting such replacement within five Domestic Business Days of the date on which the Substitute Lender executes and delivers such Assignment and Assumption to such Affected Lender, then such

Affected Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Affected Lender.
(i) Section 9.04 shall be deleted and replaced with the following:
SECTION 9.04. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by each Lender directly affected thereby, (i) increase the Commitment of any Lender or subject any Lender to any additional obligation, (ii) reduce or forgive the principal of or rate of interest on any Loan or LC Disbursement or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or LC Disbursement or any fees hereunder or for any reduction or termination of any Commitment or (iv) change Section 2.09(c) or Section 2.15(c) or any other provision requiring the ratable sharing of payments or reduction of Commitments among the Lenders; provided further that no such amendment or waiver shall (a) unless signed by all the Lenders, amend this Section 9.04 or otherwise change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans or LC Exposure, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section 9.04 or any other provision of this Agreement; or (b) amend, modify or otherwise affect the rights or duties of Issuing Banks without the prior written consent of each Issuing Bank.
(j) The following new Section 9.14 shall be inserted at the end of Article IX:
“SECTION 9.14. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of any EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

(k) Schedule 2.01 shall be replaced with Schedule 2.01 attached hereto.
SECTION 2. Swingline Loans. Each of the parties to this Amendment hereby agrees and acknowledges that, from and after the Amendment Effective Date, Swingline Loans will no longer be available under the Credit Agreement, and all references in the Credit Agreement to Swingline Loans will cease to have any further applicability and will be disregarded.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agent that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (b) on the Amendment Effective Date, and after giving effect to this Amendment and the transactions contemplated hereby to occur on such date, (i) the representations and warranties set forth in the Credit Agreement, as amended herein, will be true and correct in all material respects as though made on and as of the Amendment Effective Date, other than representations and warranties which are given as of a particular date, which representations and warranties will be true and correct as of that date and (ii) no Default will have occurred and be continuing; provided, however, that solely for purposes of this Section 3, (A) the date in Section 4.04(b) of the Credit Agreement shall be deemed to be December 31 of the year for which the Borrower shall most recently have filed an Annual Report on Form 10-K with the Securities and Exchange Commission prior to the Amendment Effective Date (as defined below) and (B) clause (b) of the definition of “Disclosure Documents” shall be deemed to refer to the Borrower’s most recently filed Annual Report on Form 10-K prior to the Amendment Effective Date and to the Borrower’s Quarterly Reports on Form 10-Q filed for all the quarterly periods, if any, beginning on or after the end of the annual period covered by said Annual Report and ending on or before the Amendment Effective Date, and clause (c) of such definition shall be deemed to refer to the Borrower’s Current Reports on Form 8-K, if any, filed or furnished prior to the Amendment Effective Date.
SECTION 4. Conditions. This Amendment shall become effective as of the first date on which each of the following conditions is satisfied (the “Amendment Effective Date”):
(a) the Agent shall have received from each of the Borrower, the Agent and each Lender (including each institution that will be a Lender after giving effect to the amendments set forth herein) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment;
(b) the Agent shall have received such documents and certificates as the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and validity of this Amendment, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent;
(c) the Agent shall have received a certificate signed by the Chief Financial Officer or the Vice President, Finance of the Borrower, dated the Amendment Effective Date, to the effect that (i) no Default has occurred and is continuing as of the Amendment Effective

Date and (ii) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement (as amended hereby and adjusted as provided in Section 3 above) are true in all material respects on, and as of, the Amendment Effective Date;
(d) the Agent shall have received an opinion of each of (i) William C. Baskin III, Esq., counsel to the Borrower, (ii) Davis Polk &Wardwell LLP, special counsel to the Borrower, and (iii) Drinker Biddle & Reath LLP, Pennsylvania counsel to the Borrower, in each case given upon the Borrower’s express instructions substantially in the forms of Exhibits E-1, E-2 and E-3, respectively, to the Credit Agreement;
(e) The Agent shall have received for the accounts of the Lenders all interest, fees and other amounts accrued to or owing as of the Amendment Effective Date under the Credit Agreement, whether or not at the time due and payable;
(f) the Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 5 hereof; and
(g) The Borrower shall have paid all fees payable by it in connection with this Amendment.
The Agent shall promptly notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
SECTION 5. Expenses. The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, in each case to the extent invoiced.
SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Borrower, the Agent, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
SECTION 11. References. The Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean the Credit Agreement as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AETNA INC.,
By
/s/ David Buda
Name: David Buda
Title: Vice President, Finance and
Treasurer

[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, N.A., as Agent
By
/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: JPMORGAN CHASE BANK, N.A.

by
/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Bank of America, N.A.

by
/s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Citibank, N.A.

by
/s/ Maria Hackley
Name: Maria Hackley
Title: Vice President & Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: US Bank, National Association

by
/s/ Michael West
Name: Michael West
Title: Senior Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION

by
/s/ Grainne Pergolini
Name: Grainne Pergolini
Title: Managing Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Barclays Bank PLC

by
/s/ May Huang
Name: May Huang
Title: Assistant Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

by
/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: GOLDMAN SACHS BANK USA

By
/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory
For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender:                     Mizuho Bank, Ltd.

By
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory
For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: MORGAN STANLEY BANK, N.A.

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

SUNTRUST BANK

By
/s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by
/s/ Oscar Cortez
Name: Oscar Cortez
Title: Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: UBS AG, Stamford Branch

by
/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director
Banking Products Service, US
For any Lender requiring a second signature line:

by
/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: FIFTH THIRD BANK

by
/s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: HSBC Bank USA, National Association

by
/s/ Jody Feldman
Name: Jody Feldman
Title: Director, Financial Institutions Group

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: PNC Bank, National Association

by
/s/ Morey Wade
Name: Morey Wade
Title: Vice President
For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: THE BANK OF NEW YORK MELLON

By
/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President
For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

UMB Bank, n.a.

By
/s/ Cory Miller
Cory Miller
Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Webster Bank NA

by
/s/ George G. Sims
Name: George G. Sims
Title: Senior Vice President

[Signature Page to Fourth Amendment]

SCHEDULE 2.01
Commitments

Name of Lender	Commitment
JPMorgan Chase Bank, N.A.	$190,000,000.00
Bank of America, N.A.	$190,000,000.00
Citibank, N.A.	$190,000,000.00
U.S. Bank National Association	$135,000,000.00
Wells Fargo Bank, National Association	$135,000,000.00
Barclays Bank PLC	$100,000,000.00
Credit Suisse AG, Cayman Islands Branch	$100,000,000.00
Goldman Sachs Bank USA	$100,000,000.00
Mizuho Bank, Ltd.	$100,000,000.00
Morgan Stanley Bank, N.A.	$100,000,000.00
SunTrust Bank	$100,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000.00
UBS AG, Stamford Branch	$100,000,000.00
Fifth Third Bank	$66,500,000.00
HSBC Bank USA, National Association	$66,500,000.00
PNC Bank, N.A.	$66,500,000.00
The Bank of New York Mellon	$66,500,000.00
UMB Bank, n.a.	$54,000,000.00
Webster Bank, National Association	$40,000,000.00
TOTAL	$2,000,000,000.00